ADVISER AND ADMINISTRATOR
      AQUILA MANAGEMENT CORPORATION
      380 Madison Avenue, Suite 2300
      New York, New York 10017

INVESTMENT SUB-ADVISER
      FERGUSON, WELLMAN, RUDD,
        PURDY & VAN WINKLE, INC.
      888 SW Fifth Avenue, Suite 1200
      Portland, Oregon 97204

BOARD OF TRUSTEES
      Lacy B. Herrmann, Chairman
      Vernon R. Alden
      Warren C. Coloney
      David B. Frohnmayer
      James A. Gardner
      Diana P. Herrmann
      Raymond H. Lung
      Richard C. Ross

OFFICERS
      Lacy B. Herrmann, President
      Sue McCarthy-Jones, Senior Vice President
      Diana P. Herrmann, Vice President
      Kerry A. Lemert, Vice President
      Christine L. Neimeth, Vice President
      Rose F. Marotta, Chief Financial Officer
      Richard F. West, Treasurer
      Edward M.W. Hines, Secretary

DISTRIBUTOR
      AQUILA DISTRIBUTORS, INC.
      380 Madison Avenue, Suite 2300
      New York, New York 10017

TRANSFER AND SHAREHOLDER SERVICING AGENT
      PFPC Inc.
      400 Bellevue Parkway
      Wilmington, Delaware 19809

CUSTODIAN
      BANK ONE TRUST COMPANY, N.A.
      100 East Broad Street
      Columbus, Ohio 43271

INDEPENDENT AUDITORS
      KPMG PEAT MARWICK LLP
      345 Park Avenue
      New York, New York 10154


Further information is contained in the Prospectus, which must precede or accompany this report.




SEMI-ANNUAL
REPORT

SEPTEMBER 30, 1998

AQUILA
CASCADIA
EQUITY FUND

[Graphic: Small picture of an antique pocket watch in front of a larger picture of a cascading waterfall]

ONE OF THE
AQUILAsm GROUP
OF FUNDS

AQUILA CASCADIA EQUITY FUND

SEMI-ANNUAL REPORT

"A LITTLE PATIENCE CAN GO A LONG WAY"


                                                        November 19, 1998

Dear Investor:

            We are pleased to provide you with this Semi-Annual Report for Aquila Cascadia Equity Fund for the six-month period ended September 30, 1998.

            A REVIEW OF THE FUND'S INVESTMENT STRATEGY

            THE CASCADIA REGION

            As you are no doubt aware, Aquila Cascadia Equity Fund searches out growth-oriented companies having a significant business presence primarily in the Pacific Northwest region of our country. This region, which we term "CASCADIA", consists of Oregon, Washington, Idaho, Utah, Nevada, Alaska and Hawaii. This Cascadia region continues to boast higher than average projections for employment, population growth, and business expansion.

            Thus, there continues to be a substantial number and diversity of attractive investment opportunities right here in our "own backyard" of the Cascadia states, although we are permitted to invest a portion of the Fund's assets in other locations in our country. In illustration of the investment character of the Aquila Cascadia Equity Fund, the following charts provide a breakdown of the Fund's portfolio as to distribution by State and market sector. (1)



[Graphic of pie chart with the following information:]

PORTFOLIO DISTRIBUTION BY REGION
Alaska              1.7%
Hawaii              6.6%
Idaho               4.8%
Nevada              5.5%
Oregon             21.0%
Washington         36.6%
Utah                5.0%
Other              18.8%


[Graphic of pie chart with the following information:]

PORTFOLIO DISTRIBUTION BY MARKET SECTOR
Basic Materials                  5.6%
Capital Goods                    5.3%
Communication Services           1.5%
Consumer Cyclicals              21.2%
Consumer Staples                 5.7%
Energy                           5.4%
Finance                         16.9%
Healthcare                       6.8%
Technology                      10.7%
Transportation                   2.7%
Utilities                       13.0%
Cash                             5.2%

            VALUE-ORIENTATION

            Within this Cascadia region, the Fund's investment management team searches for securities that it believes to be undervalued in relationship to their intrinsic value and projected growth rate of the underlying companies. The Fund then strives to capitalize on these companies through ownership in the Fund's portfolio prior to recognition of their potential by the overall marketplace.

            Thus, while much of Wall Street focuses on established Fortune 500 companies, Aquila Cascadia Equity Fund seeks out participation in what we hope to be tomorrow's stars. In addition to investments in established companies in the Cascadia region, we also strive to get in on the ground floor with some smaller companies in the area, so that the Fund has a chance to maximize upside potential and minimize downside risk of its investments.

            Following are the top ten holdings of the Fund as of September 30, 1998. (1)

                      TOP TEN HOLDINGS

                           PERCENTAGE
   COMPANY                 OF NET ASSETS     STATE           MARKET SECTOR
   Fred Meyer                  7.0%          Oregon          Consumer Cyclicals
   Costco                      4.5%          Washington      Consumer Cyclicals
   Washington Federal          3.9%          Washington      Finance
   Microsoft                   3.8%          Washington      Technology
   Washington Mutual           3.0%          Washington      Finance
   First Hawaiian              2.9%          Hawaii          Finance
   Safeco                      2.9%          Washington      Finance
   Atlantic Richfield          2.8%          California      Energy
   Intel                       2.8%          California      Technology
   Albertson's                 2.8%          Idaho           Consumer Staples

            THE VIRTUE OF PATIENCE

            We believe that oftentimes the key to success with value-oriented investing is patience. In many instances, it is really more a question of WHEN, not IF, securities in the Fund's portfolio will realize the potential we envision for them.

            You could liken an investment in the Fund to the career of a good actor who struggles for years in bit parts and then gets a hit show and overnight becomes a success. Once the potential of companies is appreciated in the marketplace, positive things can happen quickly.

            Therefore, investors must learn the virtue of patience, and not look upon an investment in the Fund as a get-rich-quick scheme. You should instead look upon your investment as a longer-term capital appreciation vehicle.

            Unfortunately, although we try to buy securities at reasonable prices, they are still subject to reactions in the marketplace when it goes down as opposed to up. The recent volatility in the various equity markets stands as a vivid illustration of this.

            You should be aware of the discipline that we use in the selection of securities for the Aquila Cascadia Equity Fund. First, we seek to invest in companies that we believe have solid fundamentals to support their businesses in good economic times and bad. Then, we pay careful attention to the price we pay for those companies. We basically look for companies which, at the time of purchase, are selling for less than their fair values in terms of their inherent growth prospects. And, we particularly look for companies with strong underlying growth characteristics for the long term.

            RESULTS IN THE INTERIM

            Despite the interruption caused by stock market turbulence over the recent report period, we believe the Fund has provided credible absolute returns for investors since its inception.

            Although on September 30, 1998, the Class A Shares had a net asset value of $13.90, which is a decline from the net asset value of $15.94 twelve months earlier on September 30, 1997, the share net asset value of the Fund has rebounded to $15.63 as of the November 19, 1998 date of this letter. It is noteworthy that the decline experienced over the 12-month period was comparable to the stock market asset class benchmarks against which we measure the Fund. More importantly, the subsequent rebound in share value demonstrates the resilience of the securities in the Fund's portfolio and the vitality of the companies involved.

            We believe the positive results produced throughout the life of the Fund bear witness to the fact that there are interesting and profitable investment opportunities in the Cascadia region of our country.

            We will continue our quest to identify attractive investments in the Cascadia region that we believe will reward our investors with significant long-term capital appreciation.

            YOUR CONFIDENCE APPRECIATED

            Your investment in Aquila Cascadia Equity Fund is greatly appreciated. We value your trust and will continue to do our best to merit your confidence.


                                                  Sincerely,
                                                  /s/ Lacy B. Herrmann
                                                  Lacy B. Herrmann
                                                  President and Chairman
                                                    of the Board of Trustees


(1) The portfolio distribution data and top ten holdings were as of September 30, 1998. They are subject to change and, therefore, are not necessarily representative of the entire portfolio. The Prospectus of the Fund discusses the special risk considerations of the geographic concentration strategy of the Fund.

(2) Different classes of shares are offered by the Fund and their performance will vary because of differences in sales charges and fees paid by shareholders investing in these different classes. Such performance data quoted represents past performance and is not indicative of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

AQUILA CASCADIA EQUITY FUND
STATEMENT OF INVESTMENTS
SEPTEMBER 30, 1998 (UNAUDITED)

                                                                    MARKET
  SHARES           COMMON STOCKS - 94.8%                            VALUE
                   BASIC MATERIALS - 5.6%
                   IRON & STEEL - 3.5%
   9,100           Northwest Pipe Co.+                             $ 168,350
   9,400           Oregon Steel Mills Inc.                           110,450
  12,300           Schnitzer Steel Industries                        184,500
                                                                     463,300

                   PAPER & FOREST PRODUCTS - 2.1%
   3,950           Pope & Talbot Inc.                                 38,513
   4,100           Weyerhaeuser Co.                                  172,969
   2,600           Willamette Industries                              74,587
                                                                     286,069


                   CAPITAL GOODS - 5.3%
                   AEROSPACE/DEFENSE - 1.7%
   4,000           Boeing                                            137,250
   2,300           Cordant Technologies Inc.                          97,319
                                                                     234,569

                   MACHINERY (DIVERSE) - 2.0%
   9,300           Cascade Corp.                                     123,806
   7,700           Esterline Technology Corp.+                       151,112
                                                                     274,918

                   TRUCKS & PARTS - 1.6%
   5,130           PACCAR Inc.                                       211,292


                   COMMUNICATION SERVICES - 1.5%
                   LONG DISTANCE/TELEPHONE - 1.5%
   3,600           GTE Corp.                                         198,000


                   CONSUMER CYCLICALS - 21.2%
                   AUTO PARTS & EQUIPMENT - 1.0%
   4,415           Danaher Corp.                                     132,450

                   BUILDING MATERIALS/BUILDING SUPPLY - 4.5%
  19,300           Building Materials Holding.+                      253,312
  10,400           Eagle Hardware and Garden +                       225,550
   6,430           TJ International Inc.                             120,563
                                                                     599,425

                   FOOTWEAR - 0.7%
   2,400           Nike Inc. Class B                                  88,350


                   GAMING & LOTTERY - 0.5%
   4,400           Mirage Resorts Inc.+                               73,700

                   RETAIL - GENERAL MERCHANDISE/SPECIALTY - 13.2%
  12,800           Costco Cos Inc.+                                  606,400
  24,058           Fred Meyer Inc.+                                  935,255
  16,800           Hollywood Entertainment Corp. +                   228,900
                                                                   1,770,555

                   SPECIALIZED SERVICES - 1.3%
   5,400           Franklin Covey Co.+                               105,637
  24,000           Seattle FilmWorks, Inc. +                          72,000
                                                                     177,637


                   CONSUMER STAPLES - 5.7%
                   FOODS - 0.9%
   2,880           Dean Foods Co.                                    126,720

                   PERSONAL CARE - 0.4%
   3,000           Natures Sunshine Products Inc.                     48,000

                   RESTAURANTS - 1.6%
   6,390           Lone Star Steakhouse & Saloon Inc. +               48,724
   4,700           Starbucks Corporation +                           170,081
                                                                     218,805
                   RETAIL - FOOD CHAINS - 2.8%
   6,880           Albertsons Inc.                                   372,380


                   ENERGY - 5.4%
                   OIL - DOMESTIC - 2.8%
   5,350           Atlantic Richfield Co.                            379,516

                   OIL - EXPLORATION & PRODUCTION/DRILL
                   & EQUIPMENT - 1.3%
   4,200           Apache Corp.                                      112,612
   2,800           Tidewater, Inc.                                    58,100
                                                                     170,712

                   OIL & GAS - REFINING & MARKETING - 1.3%
   7,000           Quaker State Corporation                          101,937
   3,000           Ultramar Diamond Shamrock Corporation              68,250
                                                                     170,187

                   FINANCE - 16.9%
                   BANKS - MAJOR REGIONAL - 5.7%
  11,500           First Hawaiian Inc.                               391,000
   3,500           Klamath First Bancorp Inc.                         60,813
   6,600           National Bancorp of Alaska Inc.                   216,150
   6,000           Pacific Century Financial Corp.                   100,125
                                                                     768,088

                   INSURANCE - PROPERTY - 3.0%
   9,400           SAFECO Corp.                                      391,863

                   SAVINGS & LOAN - 8.2%
   7,650           Interwest Bancorp Inc.                            174,994
  20,803           Washington Federal Inc.                           520,075
  11,775           Washington Mutual Inc.                            397,406
                                                                   1,092,475


                   HEALTHCARE - 6.8%
                   DIVERSE - 1.6%
  10,725           Sierra Health Services +                          211,147

                   MEDICAL PRODUCTS & SUPPLY/DRUGS - 5.2%
   3,800           ATL Ultrasound Inc.+                              191,425
  10,500           Ballard Medical Products                          210,656
   1,266           Sonosight +                                         8,625
  10,000           Spacelabs Medical Inc.+                           155,000
  14,000           Theratech +                                       127,750
                                                                     693,456


                   TECHNOLOGY - 10.7%
                   COMPUTER HARDWARE & SOFTWARE SERVICES - 6.5%
   1,890           Hewlett-Packard Co.                               100,052
   7,940           In Focus Systems Inc.+                             47,640
  12,420           Iomega Corp.+                                      46,575
   6,870           Micron Electronics Inc.+                          120,225
   4,680           Microsoft Corp.+                                  515,093
   5,020           Sequent Computer Systems Inc.+                     43,611
                                                                     873,196

                   ELECTRONICS - 4.2%
   4,430           Intel Corp.                                       379,873
   9,300           Mosaix +                                           44,756
  11,230           Pragitzer Industries Inc.+                         89,840
   3,375           Tektronix Inc.                                     52,313
                                                                     566,782


                   TRANSPORTATION - 2.7%
                   AIR FREIGHT/AIRLINES - 1.5%
   3,400           Airborne Freight Corporation                      58,863
   4,150           Alaska Air Group Inc.+                           141,359
                                                                    200,222

                   RAILROADS - 1.2%
  11,350           Greenbrier Companies Inc.                        161,028


                   UTILITIES - 13.0%
                   ELECTRIC COMPANIES - 9.4%
   8,500           Hawaiian Electric Industries                      350,625
   8,900           Nevada Power Co.                                  239,188
  13,350           Pacificorp                                        256,153
   3,545           PG&E Corp.                                        113,218
   7,300           Puget Sound Energy, Inc.                          202,575
   5,200           Washington Water Power                            103,025
                                                                   1,264,784

                   NATURAL GAS - 3.6%
   8,300           Southwest Gas Corporation                         169,631
  10,900           Williams Companies Inc.                           313,375
                                                                     483,006

                Total Common Stocks (cost $12,316,850*)  94.8%    12,702,632
                Other assets in exess of liabilities      5.2        699,729
                Net Assets                              100.0%   $13,402,361


                     * Cost for Federal tax purposes is identical.
                     + Non-income producing security.

See accompanying notes to financial statements.

AQUILA CASCADIA EQUITY FUND
STATEMENT OF ASSETS AND LIABILITIES
SEPTEMBER 30, 1998 (UNAUDITED)

ASSETS
    Investments at market value (cost $12,316,850)              $  12,702,632
    Cash                                                              669,866
    Deferred organization expenses (note 2)                            57,383
    Dividends receivable                                                6,436
      Total assets                                                 13,436,317

LIABILITIES
    Management fees payable                                            10,800
    Accrued expenses                                                   19,176
    Distribution fees payable                                           3,980
      Total liabilities                                                33,956

NET ASSETS                                                      $  13,402,361

    Net Assets consist of:
    Capital Stock - Authorized an unlimited number of shares
      par value $.01 per share                                  $       9,621
    Additional paid-in capital                                     12,978,610
    Accumulated net gain on investments                                30,512
    Net unrealized appreciation on investments                        385,782
    Undistributed net investment income (loss)                        (2,164)
                                                                $  13,402,361

CLASS A
    Net Assets                                                  $   1,988,551
    Capital shares outstanding                                        143,058
    Net asset value and redemption price per share              $       13.90
    Offering price per share (100/95.75 of $13.90 adjusted to
      nearest cent)                                             $       14.52

CLASS C
    Net Assets                                                  $   1,019,558
    Capital shares outstanding                                         74,220
    Net asset value and offering price per share                $       13.74
    Redemption price per share (*generally, a charge of 1% is
      imposed on the proceeds of shares redeemed during the
      first 12 months after purchase)                           $       13.74*

CLASS Y
    Net Assets                                                  $  10,394,252
    Capital shares outstanding                                        744,857
    Net asset value, offering and redemption price per share    $       13.95

See accompanying notes to financial statements.

AQUILA CASCADIA EQUITY FUND
STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED SEPTEMBER 30, 1998 (UNAUDITED)

INVESTMENT INCOME:

 Dividends                                                      $    120,761

Expenses:

 Advisory and Administrative fees (note 3)           $     59,786
 Sub-Advisory fees (note 3)                                52,269
 Legal fees                                                15,000
 Shareholders' reports                                     12,000
 Amortization of organization expenses (note 2)             9,860
 Transfer and shareholder servicing agent fees              9,500
 Registration fees                                          9,000
 Distribution and service fees (note 3)                     8,045
 Audit and accounting fees                                  7,500
 Trustees' fees and expenses                                4,500
 Custodian fees                                             1,200
 Miscellaneous                                              3,091
                                                          191,751

 Advisory and Administrative fees waived (note 3)        (32,881)
 Sub-Advisory fees waived (note 3)                       (25,364)
 Expenses paid indirectly (note 6)                       (10,581)
    Net expenses                                                      122,925
 Net investment loss                                                  (2,164)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
 Net realized gain from securities transactions            119,119
 Change in unrealized appreciation on investments      (2,989,811)

 Net realized and unrealized gain (loss) on
  investments                                                      (2,870,692)
 Net decrease in net assets resulting from operations             $(2,872,856)

See accompanying notes to financial statements.

AQUILA CASCADIA EQUITY FUND
STATEMENTS OF CHANGES IN NET ASSETS
(UNAUDITED)

                                                                 SIX MONTHS            YEAR
                                                                     ENDED             ENDED
                                                                SEPTEMBER 30,         MARCH 31,
                                                                     1998              1998
OPERATIONS:
  Net investment income (loss)                                   $    (2,164)       $     -
  Net realized gain (loss) from securities transactions               119,119          (80,008)
  Change in unrealized appreciation (depreciation) on
    investments                                                   (2,989,811)         3,421,448
    Change in net assets from operations                          (2,872,856)         3,341,440

DISTRIBUTIONS TO SHAREHOLDERS (note 5):
  Class A Shares:
  Net investment income                                                 -                 -
  Net realized gain on investments                                      -                 -

  Class C Shares:
  Net investment income                                                 -                 -
  Net realized gain on investments                                      -                 -

  Class Y Shares:
  Net investment income                                                 -                 -
  Net realized gain on investments                                      -                 -
    Change in net assets from distributions                             -                 -

CAPITAL SHARE TRANSACTIONS (NOTE 7):
  Proceeds from shares sold                                           328,671         3,917,385
  Reinvested dividends and distributions                                -                 -
  Cost of shares redeemed                                           (380,415)         (291,310)
    Change in net assets from capital share transactions             (51,744)         3,626,075
    Change in net assets                                          (2,924,600)         6,967,515

NET ASSETS:
  Beginning of period                                              16,326,961         9,359,446
  End of period                                                   $13,402,361       $16,326,961

See accompanying notes to financial statements.

AQUILA CASCADIA EQUITY FUND
NOTES TO FINANCIAL STATEMENTS
(UNAUDITED)

1.  ORGANIZATION

      Aquila Cascadia Equity Fund (the "Fund"), is a diversified open-end investment company organized as a Massachusetts business trust. The Fund began its current investment operations as a capital appreciation fund on September 9, 1996.

      The Fund is authorized to issue an unlimited number of shares and began offering Class A, Class C and Class Y shares on August 13, 1996. Class A shares are sold with a front-payment sales charge and bear an annual service fee. Class C shares are sold with a level-payment sales charge with no payment at time of purchase but level service and distribution fees from date of purchase through a period of six years thereafter. A contingent deferred sales charge of 1% is assessed to any Class C shareholder who redeems shares of this Class within one year from the date of purchase. The Class Y shares are only offered to institutions acting for an investor in a fiduciary, advisory, agency, custodian or similar capacity. They are not available to individual retail investors. Class Y shares are sold at net asset value without any sales charge, redemption fees, contingent deferred sales charge or distribution or service fees. All classes of shares represent interests in the same portfolio of investments in the Fund and are identical as to rights and privileges. They differ only with respect to the effect of sales charges, the distribution and/or service fees borne by the respective class, expenses specific to each class, voting rights on matters affecting a single class and the exchange privileges of each class.

2. SIGNIFICANT ACCOUNTING POLICIES

      The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles for investment companies.

a) PORTFOLIO VALUATION: Securities listed on a national securities exchange or designated as national market system securities are valued at the last sale price on such exchanges or market system or, if there has been no sale that day, at the bid price. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by or at the direction of the Board of Trustees. Short-term investments maturing in 60 days or less are valued at amortized cost.

b) SECURITIES TRANSACTIONS AND RELATED INVESTMENT INCOME: Securities transactions are recorded on the trade date. Realized gains and losses from securities transactions are reported on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income is recorded daily on the accrual basis.

c) FEDERAL INCOME TAXES: It is the policy of the Fund to qualify as a regulated investment company by complying with the provisions of the Internal Revenue Code applicable to certain investment companies. The Fund intends to make distributions of income and securities profits sufficient to relieve it from all, or substantially all, Federal income and excise taxes.

d) ORGANIZATION EXPENSES: The Fund's organizational expenses have been deferred and are being amortized on a straight-line basis over five years.

e) ALLOCATION OF EXPENSES: Expenses, other than class-specific expenses, are allocated daily to each class of shares based on the relative net assets of each class. Class-specific expenses, which include distribution and service fees and any other items that are specifically attributed to a particular class, are charged directly to such class.

f) USE OF ESTIMATES: The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

3. FEES AND RELATED PARTY TRANSACTIONS

a) MANAGEMENT ARRANGEMENTS:

      Management affairs of the Fund are conducted through two separate management arrangements.

      Aquila Management Corporation, the Fund's founder and sponsor, serves as Adviser and Administrator (the "Adviser") for the Fund under an Advisory and Administration Agreement. Under this agreement, the Adviser provides such advisory services to the Fund, in addition to those services provided by the Sub-Adviser, as the Adviser deems appropriate. Besides its advisory services, it also provides all administrative services, other than those relating to the Fund's investment portfolio handled by the Sub-Adviser. This includes providing the office of the Fund and all related services as well as overseeing the activities of all the various support organizations to the Fund such as the shareholder servicing agent, custodian, legal counsel, auditors and distributor and additionally maintaining the Fund's accounting books and records. For its services, the Adviser is entitled to receive a fee which is payable monthly and computed as of the close of business each day on the net assets of the Fund at the following annual rates; 0.80 of 1% on the first $15 million; 0.65 of 1% on the next $35 million and 0.50 of 1% on the excess above $50 million.

      The Fund also has an Investment Sub-Advisory Agreement with Ferguson, Wellman, Rudd, Purdy & Van Winkle, Inc. (the "Sub-Adviser"). Under this agreement, the Sub-Adviser supervises the investment program of the Fund and the composition of its portfolio, and provides for daily pricing of the Fund's portfolio. For its services, the Sub-Adviser is entitled to receive a fee which is payable monthly and computed as of the close of business each day on the net assets of the Fund at the following annual rates; 0.70 of 1% on the first $15 million; 0.55 of 1% on the next $35 million and 0.40 of 1% on the excess above $50 million.

      For the six months ended September 30, 1998, the Fund incurred fees under the Advisory and Administration Agreement and Sub-Advisory Agreement of $59,786 and $52,269, respectively, of which amounts $32,881 and $25,364, respectively, were voluntarily waived.

      Specific details as to the nature and extent of the services provided by the Adviser and the Sub-Adviser are more fully defined in the Fund's Prospectus and Statement of Additional Information.

b) DISTRIBUTION AND SERVICE FEES:

      The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 (the "Rule") under the Investment Company Act of 1940. Under one part of the Plan, with respect to Class A Shares, the Fund is authorized to make service fee payments to broker-dealers or others ("Qualified Recipients") selected by Aquila Distributors, Inc. (the "Distributor"), including, but not limited to, any principal underwriter of the Fund, with which the Distributor has entered into written agreements contemplated by the Rule and which have rendered assistance in the distribution and/or retention of the Fund's shares or servicing of shareholder accounts. The Fund makes payment of this service fee at the annual rate of 0.25% of the Fund's average net assets represented by Class A Shares. For the six months ended September 30, 1998, service fees on Class A Shares amounted to $2,869, of which the Distributor received $225.

      Under another part of the Plan, the Fund is authorized to make payments with respect to Class C Shares to Qualified Recipients which have rendered assistance in the distribution and/or retention of the Fund's Class C shares or servicing of shareholder accounts. These payments are made at the annual rate of 0.75% of the Fund's net assets represented by Class C Shares and for the six months ended September 30, 1998, amounted to $3,882. In addition, under a Shareholder Services Plan, the Fund is authorized to make service fee payments with respect to Class C Shares to Qualified Recipients for providing personal services and/or maintenance of shareholder accounts. These payments are made at the annual rate of 0.25% of the Fund's net assets represented by Class C Shares and for the six months ended September 30, 1998, amounted to $1,294. The total of these payments with respect to Class C Shares amounted to $5,176, of which the Distributor received $3,610.

      Specific details about the Plans are more fully defined in the Fund's Prospectus and Statement of Additional Information.

      Under a Distribution Agreement, the Distributor serves as the exclusive distributor of the Fund's shares. Through agreements between the Distributor and various broker-dealer firms ("dealers"), the Fund's shares are sold primarily through the facilities of these dealers having offices within the

Fund's general investment region, with the bulk of sales commissions inuring to such dealers. For the six months ended September 30, 1998, the Distributor received commissions of $103 on sales of Class A Shares.

4. PURCHASES AND SALES OF SECURITIES

      For the six months ended September 30, 1998, purchases of securities and proceeds from the sales of securities aggregated $362,605 and $917,459, respectively.

      At September 30, 1998, aggregate gross unrealized appreciation for all securities in which there is an excess of market value over tax cost amounted to $1,948,898 and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over market value amounted to $1,563,116, for a net unrealized appreciation of $385,782.

5. DISTRIBUTIONS

      The Fund anticipates that, to the extent necessary, income generated by its investment portfolio will be used primarily to offset the Fund's operating expenses. Whatever income that accrues above the level of the Fund's operating expenses will be distributed annually to shareholders. Net realized capital gains, if any, will be distributed annually to shareholders.

      Distributions are recorded by the Fund on the ex-dividend date and paid to shareholders in additional shares at the net asset value per share or in cash, at the shareholder's option. Due to differences between financial statement reporting and Federal income tax reporting requirements, distributions made by the Fund may not be the same as the Fund's net investment income, and/or net realized securities gains. There were no distributions made by the Fund during the six months ended September 30, 1998.

6. EXPENSES

      The Fund has negotiated an expense offset arrangement with its custodian wherein it receives credit toward the reduction of custodian fees and other Fund expenses whenever there are uninvested cash balances. The Statement of Operations reflects the total expenses before any offset, the amount of offset and the net expenses. It is the general intention of the Fund to invest, to the extent practicable, some or all of cash balances in income-producing assets rather than leave cash on deposit.

7. CAPITAL SHARE TRANSACTIONS

      Transactions in Capital Shares of the Fund were as follows:

                                               SIX MONTHS ENDED                           YEAR ENDED
                                              SEPTEMBER 30, 1998                        MARCH 31, 1998
                                            SHARES            AMOUNT               SHARES            AMOUNT
CLASS A SHARES:
    Proceeds from shares sold                1,472        $   23,416               49,363        $  731,824
    Reinvested dividends and
      distributions                              -                 -                    -                 -
    Cost of shares redeemed                (18,830)         (309,223)             (13,668)         (208,024)
      Net change                           (17,358)         (285,807)              35,695           523,800

CLASS C SHARES:
    Proceeds from shares sold               18,624           294,091               34,340           527,248
    Reinvested dividends and
      distributions                              -                 -                    -                 -
    Cost of shares redeemed                 (2,186)          (35,664)              (3,627)          (56,704)
      Net change                            16,438           258,427               30,713           470,544

CLASS Y SHARES:
    Proceeds from shares sold                  684            11,164              177,746         2,658,313
    Reinvested dividends and
      distributions                              -                 -                    -                 -
    Cost of shares redeemed                 (2,561)          (35,528)              (1,618)          (26,582)
      Net change                            (1,877)          (24,364)             176,128         2,631,731

Total transactions in Fund
    shares                                  (2,797)        $ (51,744)             242,536        $3,626,075

AQUILA CASCADIA EQUITY FUND
FINANCIAL HIGHLIGHTS
(UNAUDITED)


FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                      CLASS A                          CLASS C                         CLASS Y

                         SIX MONTHS     YEAR    PERIOD(1)  SIX MONTHS    YEAR    PERIOD(1) SIX MONTHS     YEAR   PERIOD(1)
                            ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED     ENDED
                          SEPT. 30,  MARCH 31,  MARCH 31,  SEPT. 30,  MARCH 31,  MARCH 31,  SEPT. 30,  MARCH 31,  MARCH 31,
                             1998       1998       1997       1998       1998       1997       1998       1998       1997
Net Asset Value,
 Beginning of Period       $16.89     $12.95     $12.00     $16.76     $12.95     $12.00     $16.94     $12.96     $12.00

Income from Investment
  Operations:
  Net investment income
    (loss)                 (0.01)         -          -      (0.07)         -          -       0.01          -          -
  Net gain (loss) on
    securities
    (both realized and
    unrealized)            (2.98)      3.94       0.95      (2.95)      3.81       0.95      (3.00)      3.98       0.96
  Total from Investment
    Operations             (2.99)      3.94       0.95      (3.02)      3.81       0.95      (2.99)      3.98       0.96

Less Distributions
  (note 5):
  Dividends from net
    investment income        -          -          -          -          -          -          -          -          -
  Distributions from
    capital gains            -          -          -          -          -          -          -          -          -
  Total Distributions        -          -          -          -          -          -          -          -          -

Net Asset Value, End
  of Period                $13.90     $16.89     $12.95     $13.74     $16.76     $12.95     $13.95     $16.94     $12.96

Total Return (not
  reflecting
  sales charge) (%)        (17.70)+    30.42       7.92+    (18.02)+    29.42       7.92+    (17.65)+    30.71       8.00+

Ratios/Supplemental Data
  Net Assets, End of
    Period ($ thousands)    1,989      2,709      1,615      1,020        968        350     10,394     12,649      7,393
  Ratio of Expenses to
    Average Net Assets
    (%)                      1.77*      1.75       1.18*      2.54*      2.51       1.22*      1.53*      1.50       1.24*
  Ratio of Net Investment
    Income to Average Net
    Assets (%)             (0.16)*    (0.16)      0.00*     (0.94)*    (0.94)      0.00*      0.08*      0.09       0.00*
  Portfolio Turnover Rate
    (%)                      2.91+     29.38       3.53+      2.91+     29.38       3.53+      2.91+     29.38       3.53+

Net investment income per share and the ratios of income and expenses to average net assets without the Adviser's and Sub-Adviser's voluntary waiver of fees, the voluntary expense reimbursement and the expense offset for uninvested cash balances would have been:
  Net Investment Income
   ($)                     (0.08)     (0.18)     (0.29)     (0.14)     (0.30)     (0.35)     (0.07)     (0.14)     (0.27)
  Ratio of Expenses to
    Average Net Assets
    (%)                      2.69*      2.78       4.79*      3.45*      3.55       5.55*      2.44*      2.53       4.54*
  Ratio of Net Investment
    Income to Average Net
    Assets (%)             (1.08)*    (1.19)     (3.61)*    (1.85)*    (1.98)     (4.33)*    (0.84)*    (0.94)     (3.30)*


     +  Not annualized.
     *  Annualized.
    (1) For the period August 13, 1996 (commencement of operations) through
        March 31, 1997.

See accompanying notes to financial statements.

PREPARING FOR YEAR 2000 (UNAUDITED)

            The Trustees and officers of the Fund have been monitoring issues involving preparedness for the turn of the century for some time in an effort to minimize any potential impact upon the Fund and its shareholders. Our officers have focussed significant time and effort in order that the various computerized functions that could affect the Fund at the beginning of the year 2000 are ready.

            The Fund is highly reliant on certain mission-critical suppliers' services. Each supplier of these services has provided the Fund's officers with assurances that it is actively addressing potential problems relating to the year 2000. The officers, in turn, are monitoring the progress of its suppliers, and currently see no significant cause for alarm with respect to any of the Fund's suppliers.

            Unfortunately, as you can well understand, we cannot guarantee matters beyond our control, including supplier operations. We assure you, however, that we recognize a responsibility to inform our shareholders if in the future we become aware of any developments which would lead us to believe that the Fund will be significantly affected by year 2000 problems.

            We will continue to keep you up-to-date through future communications.